SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 12, 1996

                                WITCO CORPORATION
             (Exact name of Registrant as Specified in its Charter)

         Delaware                   1-4654              13-1870000
       (State or other           (Commission         (I.R.S. Employer
        jurisdiction of          File Number)       Identification No.)
        incorporation)

                 One American Lane, Greenwich, Connecticut 06831
              (Address of Principal Executive Officers) (Zip Code)

                                  (203)552-2000
              (Registrant's telephone number, including area code)




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Item 5.   Other Events

     On June 12, 1996, Witco Corporation (the "Company") announced that its Board of Directors named Dr. E. Gary Cook Chairman, Chief Executive Officer, and President of the Company succeeding William R. Toller, the Company's Chairman and Chief Executive Officer, who is retiring. Mr. Toller was named Honorary Chairman of the Company and will remain as a director. The Company also announced the retirement of William E. Mahoney, the Company's Vice Chairman and Chief Operating Officer. The complete text of the press release issued by the Company is attached.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

               99 Press Release, dated June 12, 1996.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                            WITCO CORPORATION



                                        /s/ Dustan E. McCoy
                                       ---------------------------------
                                       Name:    Dustan E. McCoy
                                       Title:   Vice President, General Counsel
                                                and Corporate Secretary

Dated:  June 17, 1996





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                                  Exhibit Index

Exhibit No.       Exhibit                                         Page No.
- -----------       -------                                         --------

99                Press release of the registrant,                    5
                  dated June 12, 1996.



















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